UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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EG ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EG ACQUISITION CORP.

375 Park Avenue, 24th Floor

New York, NY 10152

PROXY STATEMENT SUPPLEMENT

December 15, 2023

TO THE STOCKHOLDERS OF EG ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of EG Acquisition Corp. (the “Company,” “EGA,” or “our”), dated November 13, 2023, supplemented by Proxy Statement Supplement, dated December 5, 2023 (as so supplemented, the “Proxy Statement”), that was sent to you in connection with the Company’s special meeting to be held at 10 a.m., New York Time, on Monday, December 18, 2023 (the “Special Meeting”) to consider and vote upon a proposal, among others, to approve and adopt the business combination contemplated by the equity purchase agreement, dated October 17, 2023, as amended on April 21, 2023, and as it may be further amended and/or restated from time to time, (the “Equity Purchase Agreement”) with LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”) and the parent company of Exclusive Jets, LLC d/b/a “flyExclusive,” the existing equityholders of LGM (the “Existing Equityholders”), EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Thomas James Segrave, Jr., in his capacity as existing equityholder representative. The transactions contemplated by the Equity Purchase Agreement are referred to herein as the “Business Combination.”

The purpose of this Supplement is to supplement the disclosure in the Proxy Statement by adding a new risk factor discussing uncertainty under the Investment Company Act. There are no changes to the proposals to be acted upon at the Special Meeting, which are described in the Proxy Statement. Except as supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings set forth in the Proxy Statement.

Before you vote, you should read the Proxy Statement and other documents that EGA has filed with the Securities and Exchange Commission (the “SEC”), together with this Supplement, for more complete information about EGA and the Business Combination. If you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact Morrow Sodali, EGA’s proxy solicitor, by calling toll-free (800) 662-5200, or banks and brokers may call at (203) 658-9400, or by emailing EGGF.info@investor.morrowsodali.com.

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about the Company and the Business Combination, without charge, at the SEC’s website at www.sec.gov.

All our stockholders are cordially invited to attend the Special Meeting virtually. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the Special Meeting, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record holding shares of EGA Common Stock, you may also cast your vote in person (which would include voting at the virtual Special Meeting). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (which would include voting at the virtual Special Meeting), obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting virtually or not, please sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Supplement includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination not be completed in a timely manner or at all, which may adversely affect the price of EGA’s securities, (ii) the risk that the Business Combination not be completed by EGA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EGA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval by the stockholders of EGA and the receipt of any required governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the Business Combination on LGM’s business relationships, operating results and business generally, (vii) risks that the proposed Business Combination disrupts current plans and operations of LGM and potential difficulties in LGM employee retention as a result of the Business Combination, (viii) the outcome of any legal proceedings that may be instituted against LGM or against EGA related to the Equity Purchase Agreement or the Business Combination, (ix) the ability to maintain the listing of the EGA’s securities on a national securities exchange, (x) that the price of EGA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EGA plans to operate or LGM operates, variations in operating performance across competitors, changes in laws and regulations affecting EGA’s or LGM’s business and changes in the combined capital structure of the two companies after the Business Combination, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns in the aviation industry, including due to increases in fuel costs including in light of the war in Ukraine and other global political and economic issues, (xiii) a changing regulatory landscape in the highly competitive aviation industry, and (xiv) risks associated with the overall economy, including recent and expected future increases in interest rates and the potential for recession. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EGA’s registration statement on Form S-1, the Proxy Statement, and other documents filed by EGA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and LGM and EGA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. LGM nor EGA gives any assurance that either LGM or EGA or the combined company will achieve its expectations.

EGA cautions that the foregoing list of factors is not exclusive. EGA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of EGA’s Annual Report on Form 10-K filed with the SEC. EGA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, EGA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SUPPLEMENT TO THE PROXY STATEMENT

The purpose of this Supplement is to supplement the disclosure in the Proxy Statement by adding a new risk factor discussing uncertainty under the Investment Company Act.

The following risk factor is hereby added on p. 87 under “Risks Related to EGA”.

There is significant uncertainty under the Investment Company Act whether certain special purpose acquisition companies with trust account assets held in securities would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. If we do not complete the Business Combination promptly following the Special Meeting and thereafter continue our operations as a special purpose acquisition company and are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

There is significant uncertainty under the Investment Company Act whether certain special purpose acquisition companies with trust account assets held in securities would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act The risk of being considered an unregistered investment company increases as the period of time during which the funds held in the Trust Account are invested in securities becomes longer. To date, the Company’s decision to invest such funds in money market funds rather than in cash has created a greater risk that the Company will be deemed an “investment company” than if the Company reinvested such funds in cash.

If we do not complete the Business Combination promptly following the Special Meeting and thereafter continue our operations as a special purpose acquisition company and are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our stockholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Further, even if we do complete the Business Combination promptly following the Special Meeting, there remains the risk that one or more claims could be made that we have been operating as an unregistered investment company prior to the consummation of the Business Combination, and we could incur significant fines, penalties, loss to reputation and other material adverse effects on us.